Exhibit 99.2 Investor Update Q3 2022 Presentation November 1, 2022

DISCLAIMER The information contained herein, while obtained from sources we believe to be reliable, is not guaranteed as to accuracy or completeness. This Presentation is for information only and does not constitute an offer to sell or a solicitation to buy the securities referred to herein. No securities regulator or stock exchange has reviewed or accepted responsibility for the adequacy or accuracy of this Presentation. All figures in United States dollars unless indicated otherwise. This Presentation contains certain “forward looking statements” and “forward-looking information”, as defined under applicable United States and Canadian securities laws, concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this news release include, but are not limited to, statements with respect to the Company’s aircraft fleet size, the destinations that the Company intends to service, the expected delivery timelines for aircraft, future demand for block hours, increases in flight activity, expected future revenues, timing for freighter certification and launch of cargo operations, details regarding additional aircraft acquisitions and future profitability. In certain cases, forward-looking statements can be identified by the use of words such as plans , expects budget , scheduled , estimates , forecasts , intends , anticipates or or variations of such words and phrases or statements that certain actions, events or results may , could , would , might or will be taken , occur or be achieved suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this news release is based on certain factors and assumptions regarding, among other things, the receipt of financing to continue airline operations, the accuracy, reliability and success of GlobalX’s business model; GlobalX’s ability to accurately forecast demand; the timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX’s ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; the Company has or will have sufficient aircraft to provide the service; the impact of competition and the competitive response to GlobalX’s business strategy; the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include risks related to, the ability to obtain financing at acceptable terms, the impact of general economic conditions, risks related to supply chain and labour disruptions, failure to retain or obtain sufficient aircraft, domestic and international airline industry conditions, the effects of increased competition from our market competitors and new market entrants, passenger demand being less than anticipated, the impact of the global uncertainty created by COVID-19, future relations with shareholders, volatility of fuel prices, increases in operating costs, terrorism, pandemics, natural disasters, currency fluctuations, interest rates, risks specific to the airline industry, risks associated with doing business in foreign countries, the ability of management to implement GlobalX’s operational strategy, the ability to attract qualified management and staff, labour disputes, regulatory risks, including risks relating to the acquisition of the necessary licenses and permits; risks related to significant disruption in, or breach in security of GlobalX’s information technology systems and resultant interruptions in service and any related impact on its reputation; and the additional risks identified in the Risk Factors section of the Company's reports and filings with applicable Canadian securities regulators and the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this news release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements. This Presentation also contains future-oriented financial information and financial outlook information (collectively, “FOFI”) about the pro forma revenue of the resulting issuer which are subject to the same assumptions, risk factors, limitations and qualifications as set forth in the above paragraphs. FOFI contained in this Presentation was made as of the date of this Presentation and was provided for the purpose of providing further information about Global’s anticipated future business operations. Global disclaims any intention or obligation to update or revise any FOFI contained in this Presentation, whether as a result of new information, future events or otherwise, unless required pursuant to applicable law. FOFI contained in this Presentation should not be used for purposes other than for which it is disclosed herein. Such future-oriented production information is provided for the purpose of providing information about management's current expectations and plans relating to the future. Readers are cautioned that such outlook or information should not be used for purposes other than for which it is disclosed in this Presentation. Use of Projections. The financial projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond GlobalX’s control. While all financial projections, estimates and targets are necessarily speculative, GlobalX believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this Presentation should not be regarded as an indication that GlobalX, or its representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. • p p2 2. .

• CEO State of play Agenda • Finance Review • Aircraft delivery update • Key achievements to date p p3 3. .

Revenue: $30.1M Net income: $163k Key Financial Operating Income: $795k highlights EBITDA: $1M EBITDAR: $5M (all USD) Cash on hand 9/30: $7.4M Nine Month Revenue: $64.6M Reaffirming base case 2022 revenues: $90 Million+ p p4 4. .

in [000] Q3 2022 (Actual) Q2 2022 (Actual) ($) (%) Operating Revenue 30, 790 17, 442 13,348 77% Operating Expense Salaries, Wages & Benefits 7,713 7,264 449 6% Aircraft Fuel 7,765 4,387 3,378 77% Q3 22 Actual Maintenance, materials and repairs 1,218 1,056 162 15% Depreciation and amortization 194 80 114 143% Vs Q2 22 Ground and aviation services 4,632 2,545 2,087 82% Travel 1,079 803 276 34% Actual Insurance 947 909 38 4% Aircraft Rent 3,958 3,834 124 3% Other 2,489 3,099 (610) -20% Total Operating Expenses 29,995 23,977 6,018 25% Operating Income 795 (6,535) 7,330 -112% p p5 5. .

Significant growth trend continues p p6 6. .

p p7 7. .

• Profitability within 1 year of operations • Only $6M in debt • Recession proof customer portfolio Key – Sports teams Achievements – Government flights – Department of Defense (certification in progress) • First cargo aircraft fully booked – Second and third aircraft close to signing p p8 8. .